UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

Genaera Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-19651

DE	13-3445668
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5110 Campus Drive, Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

610.941.4020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 21, 2006, the Company announced the appointment of Michael J. Gast, MD, PhD, as Senior Vice President, Clinical Research and Development.

Dr. Gast, 57, served as Chief Medical Officer of Genaera during the first half of 2005 and left briefly to pursue personal interests. He had been a full-time consultant to the Company since November of 2005. Prior to joining the Company, he spent 11 years at Wyeth Pharmaceuticals, most recently serving as Vice President, Scientific Affairs within Wyeth Global Medical Affairs, where he was responsible for oversight of Phase IV clinical research programs. Prior to that, Dr. Gast served as Wyeth’s Vice President, Women’s Health Clinical Research and Development. Dr. Gast joined Wyeth after spending 21 years at the Washington University School of Medicine. During his tenure on the faculty at the Washington University Department of Obstetrics and Gynecology, Dr. Gast served as Director of the Division of Reproductive Endocrinology and Infertility and Director of the department’s Endocrine Clinical Laboratories. Dr. Gast received his MD from The Ohio State University College of Medicine and a PhD in Molecular Biology from Washington University.

Total compensation paid to Dr. Gast under the consulting agreement entered into in November 2005 was $82,100 for the period November 2005 to February 2006. Dr. Gast’s current annual salary is $300,000 and he is entitled to receive his monthly base salary for twelve months if his employment is terminated without cause. A copy of the employment agreement entered into between the Company and Dr. Gast, dated March 19, 2006, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the agreement in the event of a change in control of Genaera Corporation entered into between the Company and Dr. Gast, dated March 19, 2006, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01. Other Events

On March 21, 2006, Genaera Corporation (“the Company”) issued a press release announcing the appointment of Michael J. Gast, MD, PhD, as Senior Vice President, Clinical Research and Development. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description
10.1	Employment Agreement between the Company and Michael J. Gast, MD, PhD, dated March 19, 2006.

10.2	Agreement in the event of a Change in Control of Genaera Corporation between the Company and Michael J. Gast, MD, PhD, dated March 19, 2006.

99.1	Press Release of the Company dated March 21, 2006- “Genaera Appoints Michael J. Gast, MD, PhD, to Lead Clinical Research and Development.”

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genaera Corporation

Date: March 22, 2006	By:	/s/ John A. Skolas
John A. Skolas
Executive Vice President and Chief Financial
Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Employment Agreement between the Company and Michael J. Gast, MD, PhD, dated March 19, 2006.

EX-10. 2	Agreement in the Event of a Change in Control of Genaera Corporation between the Company and Dr. Michael J. Gast, MD, PhD, dated March 19, 2006.

EX-99.1	Press Release of the Company dated March 21, 2006- “Genaera Appoints Michael J. Gast, MD, PhD to Lead Clinical Research and Development.”